Exhibit 99.2
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                     (AS ADOPTED PURSUANT TO SECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002)

        I, Broughan E. Gorey, the Chief Financial Officer of Allion Healthcare, Inc. (the "Company"), do hereby certify to the best of my knowledge and belief that:

         1. The Company's Quarterly Report on Form 10-QSB for the quarter ended March 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78o(d)); and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  May 15, 2003

                                            BY: /S/   BROUGHAN E. GOREY
                                                --------------------------------
                                                BROUGHAN E. GOREY
                                                CHIEF FINANCIAL OFFICER